                                                                  Exhibit 10.24

                            CHANGE IN TERMS AGREEMENT


------------------ ------------ ------------- ----------- ---------- ------------- ----------- ----------- -----------
    Principal       Loan Date     Maturity     Loan No.     Call      Collateral    Account     Officer     Initials
  $297,500,000                   11/30/2004      9002        4AO         3112       2350106       RHH
------------------ ------------ ------------- ----------- ---------- ------------- ----------- ----------- -----------

-------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------

BORROWER: INFORMEDIX, INC.                      LENDER: United Bank
          5920 Hubbard Drive                            2071 Chain Bridge Road
          Rockville, MD 20852                           Vienna, VA 22182

===============================================================================
                        IMPORTANT NOTICE
THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
===============================================================================

Principal Amount: $297,500.00                 Date of Agreement; August 1, 2001

DESCRIPTION OF EXISTING INDEBTEDNESS. All of the Indebtedness evidenced by that certain PROMISSORY NOTE from Borrower to Lender dated May 18, 2001, in the principal amount of $297,500.00, which is a modification for previous credit agreements between Borrower and Lender, including but not limited to the following: a CHANGE IN TERMS AGREEMENT dated February 6, 2000 In the principal amount of $297,600.00, and a PROMISSORY NOTE dated July 6, 1998 In the principal amount of $297,500.00.

DESCRIPTION OF COLLATERAL. In addition to any and all other collateral that may be pledged either now or in the future, the Indebtedness described herein Is secured by all of the following: (a) that certain COMMERCIAL SECURITY AGREEMENT dated July 6, 1998, as restated by subsequent agreements of the same title and dated respectively May 18, 2001, (b) that certain COMMERCIAL PLEDGE AND SECURITY AGREEMENT from Leslie Z. Benet and Carol A. Benet dated May 18, 2001, (c) that certain ASSIGNMENT OF DEPOSIT ACCOUNT from James E. Eden dated May 18, 2001, (d) that certain ASSIGNMENT OF DEPOSIT ACCOUNT from Richard D. Gibbs, Jr. dated July 6, 1998, and (a) that certain ASSIGNMENT OF DEPOSIT ACCOUNT from Peter L. Kreeger dated May 18,2001.

DESCRIPTION OF CHANGE IN TERMS. The maturity date, and repayment schedule have been modified in accordance with the terms of this agreement.

PROMISE TO PAY. INFORMEDIX, INC. ("Borrower") promises to pay to United Bank (`Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Ninety Seven Thousand Five Hundred & 00/100 Dollars ($297,500.00), together with interest on the unpaid principal balance from July 31,2001, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the index, Borrower will pay this loan In accordance with the following payment schedule:

         4 consecutive monthly Interest payments, beginning August 31, 2001, with interest calculated on the unpaid principal balances at an interest rate of 1.000 percentage points over the Index described below; 36 consecutive monthly principal payments of $8,263.89 each, beginning December 30, 2001, with interest calculated on the unpaid principal balances at an interest rate of 1.000 percentage points over the Index described below; and 38 consecutive monthly interest payments, beginning December 30, 2001, with interest calculated on the unpaid principal balances at an interest rate of 1.000 percentage points over the Index described below. Borrower's final payment of $8,263.89 will be due on November 30, 2004. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled and that the Index does not change; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Agreement.

The annual interest rate for this Agreement Is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an independent index which is the Prime Lending Rate as published in the "Money Rates" section of the Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently is 6.760% per annum. The interest rate or rates to be applied to the unpaid principal balance of this Agreement will be the rate or rates set forth above in the "Payment" section. NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing Interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. It a payment is 7 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower falls to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents.
(d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Agreement. (h) A material adverse change occurs in Borrower's financial condition or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) Lender in good faith deems itself Insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and alt accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, without notice, and then Borrower will pay that amount. Upon default, or if this Agreement is not paid at final maturity, Lender, at its option, may add any unpaid accrued interest to principal and such sum will bear Interest therefrom until paid, at the rate provided in this Agreement. Furthermore, subject to any limits under applicable law, upon default, Borrower also agrees to pay Lender's attorney fees equal to 15.000% of the principal balance due on the Note, and all of Lender's other collection expenses, whether or not there is a lawsuit and Including without limitation legal expenses for bankruptcy proceedings. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Virginia.

CONFESSION OF JUDGMENT. Upon a default in payment of the Indebtedness at maturity, whether by acceleration or otherwise, Borrower hereby irrevocably authorizes and empowers Neil I. Title and Julian Karpoff (either one of whom may act alone) as Borrower's attorney-in-fact to appear in the Arlington County clerk's office and to confess judgment against Borrower for the unpaid amount of this Agreement as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, plus attorneys' fees as provided in this Agreement, plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Agreement, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Agreement have been paid In full.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fall to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

By: /s/ Bruce Kehr
    ---------------------------
    Bruce A. Kehr, President

===============================================================================
Variable Rate. Irregular. LASER PRO, Reg. U.S. Pat. & TM. Off., Var. 3.26(c)2001 CFI ProServices, Inc. All rights reserved. [VA-D20 F3.26b INFORM.LN)

                     DISBURSEMENT REQUEST AND AUTHORIZATION


------------------ ------------ ------------- ----------- ---------- ------------- ----------- ----------- -----------
    Principal       Loan Date     Maturity     Loan No.     Call      Collateral    Account     Officer     Initials
  $297,500,000                   11/30/2004      9002        4AO         3112       2350106       RHH
------------------ ------------ ------------- ----------- ---------- ------------- ----------- ----------- -----------

-------------------------------------------------------------------------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------

BORROWER: INFORMEDIX, INC.                      LENDER: United Bank
          5920 Hubbard Drive                            2071 Chain Bridge Road
          Rockville, MD 20852                           Vienna, VA 22182
===============================================================================

LOAN TYPE. This is a Variable Rate (based on Prime Lending Rate as published in the "Money Rates" section of the Wall Street Journal), Irregular Payment Loan to a Corporation for $297,500.00 due on November 30, 2004.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

         / / Personal, Family, or Household Purposes or Personal Investment.

         /X/ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is; Additional 90-days of interest only to allow time for company to obtain additional equity financing.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $297,500.00 as follows:

           Amount paid on Borrower's account:                       $297,500.00
           $297,500.00 Payment on Loan # 2350106--9002 Modif
                                                                    -----------
           Note Principal:                                          $297,500.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 1,2001.



BORROWER:

By:  /s/ Bruce Kehr_________________
    Bruce A. Kehr, President

===============================================================================
Variable Rate. Irregular. LASER PRO, Reg. U.S. Pat. & TM. Off., Var. 3.26(c)2001 CFI ProServices, Inc. All rights reserved. [VA-D20 F3.26b INFORM.LN)